LATIN AMERICA
                             GROWTH FUND, INC.

                             OCTOBER 31, 1996
                               ANNUAL REPORT

                           --------------------

                          IDS INTERNATIONAL INC.

                              MEMBER OF IMRO
                      OFFICES IN LONDON, MINNEAPOLIS,
                        HONG KONG, SINGAPORE, TOKYO

                           --------------------









LATIN AMERICA GROWTH FUND, INC.

                                                                      PAGE
                                                                      ----
From the Portfolio Manager ......................................       1
Portfolio Highlights ............................................       5
Portfolio of Investments ........................................       6
Statement of Assets and Liabilities .............................       8
Statement of Operations .........................................       9
Statement of Changes in Net Assets ..............................      10
Financial Highlights ............................................      11
Notes to Financial Statements ...................................      12
Quarterly Results of Operations .................................      15
Report of Independent Auditors ..................................      16
Additional Information ..........................................      17
Results of Shareholder Meeting ..................................      18
Election of New Officers ........................................      18

                           --------------------

This report is sent to the shareholders of the Latin America Growth Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


LATIN AMERICA GROWTH FUND, INC.



FROM THE PORTFOLIO MANAGER                                         OCTOBER, 1996



Dear Shareholder:

MARKET REVIEW

    It is my pleasure to present the second annual shareholders' letter for the Latin America Growth Fund, Inc. (the "Fund").

    You will recall that the Fund is a diversified, closed-end management investment fund designed for investors to participate in the securities markets in Latin America. The Fund's objective is long-term capital appreciation, through investments in a broad spectrum of Latin American industries. This objective and the Fund's policy to invest, under normal market conditions, at least 80% of its total assets in the equity securities of Latin American issuers that at the time of purchase have a market capitalization of less than U.S. $500 million, are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Because any investment involves risk, achieving this objective cannot be guaranteed.

    During the year ended October 31, 1996, the net asset value per share of the Fund rose by 5.4% including reinvested dividends. Over the course of the year, the equity markets of Latin America have slowly emerged from the shadow of the 1994 Mexican peso crisis. However, new portfolio investment in the region has for the most part been confined to the largest and most liquid stocks, and so there remains potential for the smaller companies in which the Fund is invested to regain ground on their larger counterparts.

    As an example of this phenomenon, the chart below demonstrates the extent to which the Brazilian market has been dominated by the state-controlled companies' stocks over the last year. The share prices of these companies have reacted favorably to the prospects of being sold into the private domain, pushing up the main market index, the Bovespa. However, as the chart shows, this strength has not been seen in the private sector, as represented by the FGV 100 Index.


                                  BRAZIL

                    PUBLIC VS. PRIVATE SECTOR COMPANIES

  Date      FGV 100     Bovespa       Date      FGV 100     Bovespa       Date      FGV 100     Bovespa
--------    --------    --------    --------    --------    --------    --------    --------    --------
11/03/95    99.62763     100.385    03/01/96    98.28311    120.0474    06/28/96    94.11485    139.8316
11/10/95    95.15557    95.63729    03/08/96    94.32439    111.4786    07/05/96    96.22052    145.3722
11/17/95    93.92203    98.11755    03/15/96    95.40927    114.2716    07/12/96    94.79162    153.7218
11/24/95    91.76315    98.23816    03/22/96    96.11883    118.8665    07/19/96    92.08042    147.8848
12/01/95    93.19864    104.4804    03/29/96     95.3818    116.5413    07/26/96     88.1119    137.4304
12/08/95    90.37668     103.347    04/05/96    94.22022     117.144    08/02/96    89.52455    146.3541
12/15/95     87.1167    99.86389    04/12/96    92.95539    117.6689    08/09/96    89.64895    142.9037
12/22/95     87.3136    104.0281    04/19/96    93.78937    118.9588    08/16/96    89.87963    145.6611
12/29/95     87.1249    102.7153    04/26/96    94.53604    120.4441    08/23/96    87.42877    141.9673
01/05/96    88.30423    112.1486    05/03/96    95.48081     119.431    08/30/96    88.78602    143.0397
01/12/96    87.91428    115.7015    05/10/96    96.34818    124.8918    09/06/96    88.47607    144.6159
01/19/96    91.59277    117.2176    05/17/96    94.86981    129.7562    09/13/96    88.32853    147.2708
01/26/96    95.38132    116.5638    05/24/96    93.56856    130.5655    09/20/96    88.13859    150.1106
02/02/96    104.1139    128.4891    05/31/96    94.54644    133.3193    09/27/96    86.60032    147.0037
02/09/96    103.5003    125.9581    06/07/96    92.45089    128.6533    10/04/96    87.38291    150.6821
02/16/96    100.0811    122.2628    06/14/96    93.18687    130.7464    10/11/96    87.34869    149.7677
02/23/96    101.9236    124.7863    06/21/96    95.22631    140.2423    10/18/96    89.18667    153.3946


    Source -- Economatica Data rebased to 10/28/95=100

    Over the course of the last year, the performance of U.S. asset markets has had a direct bearing on the performance of Latin American equity markets. The inexorable rise of Wall Street and the U.S. long bond has provided a firm underpinning for the markets, as has the flow of liquidity into U.S. mutual funds. Nonetheless, some of this has been absorbed by the supply of new equity from the region, including issues by both the Peruvian and Venezuelan state telephone companies, and a swathe of smaller transactions.

                                                                               1
LATIN AMERICA GROWTH FUND, INC.

FROM THE PORTFOLIO MANAGER (continued)                             OCTOBER, 1996




ECONOMIC AND POLITICAL REVIEW

    After the turmoil of the preceding twelve months, the MEXICAN Peso has traded for most of the last year in a relatively narrow range, between 7.40 and
8.00 to the dollar. Tight monetary policy held the currency in this range, slowing the return to growth of the economy, but succeeding in squeezing out inflationary pressure. Nonetheless, inflation for the year exceeded 25%, equating to real appreciation of the currency against the dollar. This meant that, after the support provided to the economy from the export sector in the severe recession of 1995, the last twelve months have been less easy for exporters, owing to the erosion of their relative competitiveness. Instead, the theme throughout the country has been the recovery in the domestic economy, and the extent to which it appears to be beating even the Mexican government's own forecast.


                       MEXICAN PESO VS. U.S. DOLLAR

10/27/95     7.065    01/26/96     7.405    04/26/96      7.41    07/26/96      7.59
11/03/95     7.365    02/02/96       7.4    05/03/96      7.47    08/02/96     7.545
11/10/95      7.55    02/09/96     7.475    05/10/96      7.43    08/09/96      7.51
11/17/95      7.63    02/16/96     7.535    05/17/96    7.3975    08/16/96     7.485
11/24/95     7.665    02/23/96      7.54    05/24/96    7.3825    08/23/96     7.492
12/01/95     7.545    03/01/96      7.56    05/31/96     7.445    08/30/96     7.578
12/08/95     7.715    03/08/96      7.59    06/07/96     7.515    09/06/96     7.555
12/15/96     7.745    03/15/96    7.5625    06/14/96     7.575    09/13/96     7.513
12/22/95     7.545    03/22/96     7.545    06/21/96     7.597    09/20/96     7.548
12/29/95     7.695    03/29/96     7.525    06/28/96    7.5825    09/27/96     7.539
01/05/96      7.56    04/05/96      7.52    07/05/96      7.63    10/04/96     7.527
01/12/96     7.515    04/12/96    7.4875    07/12/96     7.625    10/11/96     7.645
01/19/96     7.415    04/19/96     7.395    07/19/96     7.605    10/18/96      7.73
                                                                  10/25/96     7.915



    Without doubt, one event overshadowed all others in ARGENTINA this year. This was the resignation of Economy Minister Domingo Cavallo, architect of Convertibility and the one man inextricably linked by foreign investors to the emergence of Argentina from the bad old days of hyperinflation. Initial fears of a crisis to parallel that of Mexico in December 1994 turned to euphoria in a very short space of time. The reasons for the sudden change centered firstly around Cavallo's expression of support for his successor, Roque Fernandez, and, more importantly, the extent to which President Menem assumed greater responsibility for economic issues. In particular, the President initiated a process of labor reform that had been long overdue, and, although not popular with unions, may ultimately lead to greater efficiency in Argentine industry.

    After eighteen months of recession, and an unemployment rate over 17%, Cavallo's position had become increasingly untenable during 1996, but the irony now is that, in the few months following his departure, economic statistics showed signs of a stronger than expected recovery. In the Machiavellian world of Argentine politics, Cavallo's task now will be to keep his name in the press, and take credit for the likely recovery next year, allowing him to bid for the presidency in 1999.

    Consistently high interest rates over the course of the last year have kept inflation in BRAZIL firmly in check, but at the same time held back economic activity. Only towards the end of the year was monetary policy eased somewhat, allowing for a slight improvement in industrial activity. At the same time the government has very



2


LATIN AMERICA GROWTH FUND, INC.

FROM THE PORTFOLIO MANAGER (continued)                             OCTOBER, 1996




slowly moved ahead with the reform process, issuing timetables for the privatization of certain significant state assets, and presenting, sometimes unsuccessfully, structural and constitutional reform for discussion. Underlying all the policy issues thrown open to discussion has been that of President Cardoso's quest for re-election. The necessary constitutional amendment to allow the President to stand again should be put before Congress in early 1997. It seems likely that, in order to garner the necessary support to pass the legislation, the President will have to make concessions on other reform legislation, that may slow the necessary structural changes in the Brazilian economy. However, once he has -- or has not -- succeeded in changing the constitution, the way is clear to press ahead with economic reform.


                               BRAZILIAN CPI
                              MONTH TO MONTH

     Sep-94     0.82     Jun-95     2.66     Mar-96     0.23
     Oct-94     3.17     Jul-95     3.72     Apr-96     1.62
     Nov-94     3.02     Aug-95     1.43     May-96     1.34
     Dec-94     1.25     Sep-95     0.74     Jun-96     1.41
     Jan-95      0.8     Oct-95     1.48     Jul-96     1.31
     Feb-95     1.32     Nov-95     1.17     Aug-96     0.34
     Mar-95     1.92     Dec-95     1.21     Sep-96     0.07
     Apr-95     2.64     Jan-96     1.82
     May-95     2.06     Feb-96      0.4


                                                   Source -- Bloomberg/FIPE

    The current low level of inflation in Brazil is lasting testimony to the success of the Real Plan. The other legacies of this plan include a more stable economy, unlike the days of hyperinflation when the whole Brazilian economy could experience rapid changes of fortune in a very short space of time. Provided the tenets of the Real Plan remain in place, this will mean that Brazil should behave in a similar fashion to other market economies. The prospects are for a return to steady growth in 1997, which should feed through to good company performance.

    After very strong gross domestic product ("GDP") growth in the preceding two years, PERU experienced a slowdown in 1996 to around 2%. At the same time there was little progress on the external account, with the current account deficit remaining at around 6% of GDP. This continues to raise fears that the country will follow the path of Mexico, and be obliged to devalue in the near fixture. Although the nuevo sol has fallen slowly this year, there seems little likelihood of a sharp fall, since Peru's deficit is financed by longer term capital flows.

    The challenges faced by CHILE in 1996 were met with customary prudence. Modest inflationary pressure earlier in the year was met with tight monetary policy, which slowed down the economy in the third quarter after two quarters of very strong growth. Consumer price inflation is currently running at about 6%, but there may be greater cause for concern in the wholesale price index, which remains at a slightly higher level. This is in spite of the weak price of copper, which continues to be a significant influence on the whole economy.



                                                                               3



LATIN AMERICA GROWTH FUND, INC.

FROM THE PORTFOLIO MANAGER (continued)                             OCTOBER, 1996



PROSPECTS AND CHALLENGES FOR 1997

    The first stage of the emergence of the major Latin American countries from the economic quagmire of the 1980s is now complete. Inflation has been tamed, and the countries have focused their efforts on international integration and competitiveness. The North American Free Trade Agreement ("NAFTA") and Mercosur have evolved from this outward-looking attitude, which is in sharp contrast to the introspection and import substitution of the so-called "lost decade". The challenge for the last few years of the millennium will be to ensure that the reforms of recent years spread further throughout the region's societies, to ensure that the benefit of the reform process is not confined to a small section of the populace. This serves an important political end, as it garners support for the whole process, enabling incumbent governments to be re-elected, and promoting broader reform.

    This issue will be particularly important in Mexico in July 1997 when congressional elections take place. In spite of the power of its political apparatus, the incumbent Institutional Revolutionary Party ("PRI") is clearly concerned about the threat to its position from the Right Wing National Action Party ("PAN"). It may be that there is excessive reflation of the economy in the run-up to the election, to deepen the economic recovery. Recent social unrest in some Mexican states is evidence of the disillusionment at the reform process in some strata of society. The PRI will doubtless use every means at its disposal to safeguard its overall majority. However, there is the possibility that, for the first time since the revolution, the PRI will not be able to railroad through policy issues, without recourse to debate and the democratic process.

    In Brazil, 1997 should see further progress on the reform of the economy through the privatization of various state assets. The sale of the largest iron ore exporter in the world, CVRD, is scheduled for the first half of next year, and there should be greater steps made to prepare parts of the telecommunications sector for sale. However, privatization has proven to be an emotive issue in the past, and this is certainly not likely to be any exception. The issue is complicated by President Cardoso's push to amend the constitution to enable him to stand for a second term in office. It would definitely be to the detriment of Brazil's long-term development if vested political interests were to interfere with structural reform.

CONCLUSION

    The evolution of all the Latin American economies in the 'Nineties will be dominated by the impact of the peso crisis of December 1994. The effect of this one event in Mexico was to push GDP back to levels last seen at the end of the 1980s, undoing much of the progress of the early l990s. The recoveries that are now beginning will help to ease some of the pressure in the region's economies, but reform needs to be strengthened, and extended to other areas of the economies. One of the key issues in 1997 will be whether the political environment, in Mexico in particular, will remain favorable for such a development. Popular antipathy towards the reform processes in the continent may hold back such a move, resulting in policy stalemate and the failure to address the region's structural problems. This represents the greatest risk to the region, but is one of which policy-makers are keenly aware.

    Notwithstanding this threat, the longer term prospects for Latin America remain bright. The ability to withstand a crisis of the magnitude of the peso devaluation, and recover in a relatively short space of time, is testimony to the significant improvement in the economic health of the region. At the same time, equities remain significantly undervalued on both an absolute basis, and when compared to their recent history. As the economies continue their development in 1997, this should feed through to stronger equity markets, benefiting the stock prices of those companies in which the Fund is invested.

Sincerely,

/s/ Ian J. King

IAN KING
Portfolio Manager



4


LATIN AMERICA GROWTH FUND, INC.

PORTFOLIO HIGHLIGHTS                                            OCTOBER 31, 1996





    ASSET DISTRIBUTION (BY COUNTRY)
    Percentages based on total investments

     Argentina                                    21.5%
     United States                                 9.3%
     Brazil                                       24.4%
     Peru                                         15.0%
     Mexico                                       20.8%
     Chile                                         6.6%
     Colombia                                      2.4%


    ASSET DISTRIBUTION (BY INSTRUMENT)
    Percentages based on total investments

     Common Stocks                                68.3%
     Preferred Stocks                             22.4%
     U.S. Government Agency Obligation             7.1%
     Commercial Paper                              2.2%


    INDUSTRY BREAKDOWN
    Percentages based on total investments

Banking/Finance                                    8.8%
Utility                                            6.0%
Food and Beverages                                 9.2%
Transportation                                     6.9%
Construction and Building Materials                8.9%
U.S. Government Agency Obligations                 7.1%
Metals and Mining                                  8.2%
Household Appliances                               7.1%
Capital Goods                                      3.4%
Automobile and Accessories                         4.7%
Chemicals                                          4.2%
Other Stocks                                      23.3%
Commercial Paper                                   2.2%



                                                             PERCENTAGE
                                                                 OF
         TOP TEN HOLDINGS                                    NET ASSETS
         --------------------------------------------------------------
          1. Federal Home Loan Mortgage Corporation,
                Discount Note                                    7.3%
          2. Cementos Lima Common                                3.6
          3. Refrigeracao Parana (REFRIPAR)                      3.6
          4. Tubos de Acero de Mexico, ADR (TAMSA)               3.4
          5. Credicorp Ltd.                                      3.4
          6. Corporaci|Aton Cementaria Argentina (CORCEMAR)      3.3
          7. Transportacion Maritima Mexicana, ADR (TMM)         3.3
          8. Industrias Campos Hermanos, Series B                3.0
          9. Maderas y Sint|Aaeticas, ADR (MASISA)               3.0
         10. Enrique Ferreyros                                   2.8
                                                                ----
                                                                36.7%



                    SEE NOTES TO FINANCIAL STATEMENTS.



                                                                               5

LATIN AMERICA GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1996




                                                                           VALUE
  SHARES                                                                 (NOTE 1)
  --------------------------------------------------------------------------------
  COMMON STOCKS -- 69.9%
  ARGENTINA -- 22.0%
    600,000         Atanor                                              $   990,148
    683,594         Astra Compania Argentina de Petroleo                  1,230,654
    150,000         Capex                                                 1,087,663
                    Compania Interamericana de Automoviles
    116,306         (CIADEA)                                                521,130
                    Corporacion Cementaria Argentina
    374,497         (CORCEMAR)+                                           1,591,851
    220,000         Fiplasto+                                               880,132
  2,000,000         Indupa                                                1,066,160
    308,642         Inversiones y Representaciones (IRSA)                   944,586
    130,080         Juan Minetti                                            390,299
    291,667         Molinos Rio de la Plata+                                918,889
    400,000         Sociedad Comercial del Plata                            944,142
                                                                        -----------
                                                                         10,565,654
                                                                        -----------
  BRAZIL -- 2.0%
     70,000         Multicanal Participacoes, ADR                           980,000
                                                                        -----------
  CHILE -- 6.7%
     40,000         Chilquinta, ADR                                         620,000
     74,000         Laboratorios de Chile, ADR                            1,174,750
    100,000         Maderas y Sint|Aaeticas, ADR (MASISA)                 1,425,000
                                                                        -----------
                                                                          3,219,750
                                                                        -----------
  COLOMBIA -- 2.5%
     86,400         Carulla                                                 509,658
                    Corporacion Financiera del Valle, Series B,
     71,422         ADR (CORFIVALLE)                                        392,464
                    Gran Cadena de Almacenes Colombianos
    300,000         (CADENALCO)                                             275,945
                                                                        -----------
                                                                          1,178,067
                                                                        -----------
  MEXICO -- 21.3%
  2,000,000         Camesa, Series B                                        895,392
     40,000         Grupo Bufete Industrial, ADR                            650,000
     50,000         Grupo Casa Autrey, ADR                                  943,750
  1,250,000         Grupo Financiero del Norte, Series B                  1,245,330
     60,000         Grupo Radio Centro, ADR                                 412,500
    469,000         Industrias Campos Hermanos, Series B+                 1,448,468
    175,000         Sanluis Corporacion                                     909,869
    520,000         Sistema Argos, Series B                                 467,547
    225,000         Transportacion Maritima Mexicana, ADR (TMM)           1,575,000
    148,600         Tubos de Acero de Mexico, ADR (TAMSA)+                1,653,175
                                                                        -----------
                                                                         10,201,031
                                                                        -----------
  PERU -- 15.4%
    200,000         Banco Wiese, ADR                                      1,050,000
    126,951         Cementos Lima Common                                  1,732,693
          1         Cementos Norte Pacasmayo                                      2
     94,103         Credicorp Ltd.                                        1,646,802
  1,343,278         Enrique Ferreyros                                     1,322,196
    469,485         Indeco Peruana+                                         223,781
  1,091,254         Industrias Pacocha                                      714,675
     76,808         Minsur Trabajo                                          689,054
                                                                        -----------
                                                                          7,379,203
                                                                        -----------
TOTAL COMMON STOCKS (COST $32,395,169)                                   33,523,705
                                                                        -----------


                    SEE NOTES TO FINANCIAL STATEMENTS.



6


LATIN AMERICA GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS (continued)                            OCTOBER 31, 1996

                                                                           VALUE
  SHARES                                                                 (NOTE 1)
  ---------------------------------------------------------------------------------
  PREFERRED STOCKS -- 22.9%
  BRAZIL -- 22.9%
 52,100,000         Bombril                                              $1,014,211
  8,000,000         Casa Anglo                                              330,894
  1,476,047         Celesc, Series B+                                     1,249,913
 80,000,000         Ceval                                                   751,411
 32,300,000         Continental 2001                                        746,666
  1,200,000         Frigobras                                               554,798
  3,750,000         Iochpe-Maxion                                           361,349
  4,000,000         Marcopolo                                               790,345
120,000,000         Organizacao Sistemas Aplicas, (OSA)                     875,998
600,000,000         Perdigao                                              1,121,277
2,000,000,000       Randon Participacoes                                  1,031,730
700,000,000         Refrigeracao Parana (REFRIPAR)                        1,703,329
    202,000         Renner Herrmann                                         185,799
  4,160,000         Sao Paulo Alpargatas                                    259,139
                                                                        -----------
TOTAL PREFERRED STOCKS (COST $16,808,526)                                10,976,859
                                                                        -----------
 FACE VALUE
   --------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 9.5%
COMMERCIAL PAPER -- 2.2% (COST $1,087,000)
                    General Electric Capital Corporation IB,
$ 1,087,000         5.570% due 11/01/1996                                 1,087,000
                                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATION -- 7.3% (COST $3,490,953)
                    Federal Home Loan Mortgage Corporation,
                    Discount Note,
 3,500,000          5.170%++ due 11/19/1996                               3,490,953
                                                                        -----------
TOTAL SHORT-TERM INSTRUMENTS (COST $4,577,953)                            4,577,953
   --------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $53,781,648*)                   102.3 %          49,078,517
OTHER ASSETS AND LIABILITIES (NET)                        (2.3)          (1,125,363)
   --------------------------------------------------------------------------------
NET ASSETS                                              100.0 %         $47,953,154
   --------------------------------------------------------------------------------

---------

 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Interest rate represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                      SEE NOTES TO FINANCIAL STATEMENTS.



                                                                               7

LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1996

 ASSETS:

   Investments, at value (Cost $53,781,648) (Note 1)
     See accompanying schedule                                                   $49,078,517
   Cash and foreign currency (Cost $348)                                                 522
   Unamortized organization costs (Note 5)                                            95,666
   Dividends and interest receivable                                                  22,556
   -----------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                   49,197,261
   -----------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investment securities purchased                     $ 980,000
   Legal and audit fees payable                                      61,539
   Investment advisory fee payable (Note 2)                          52,393
   Custodian fees payable (Note 2)                                   37,715
   Administration fee payable (Note 2)                                8,448
   Accrued Directors' fees and expenses (Note 2)                      7,467
   Transfer agent fees payable (Note 2)                               5,281
   Accrued expenses and other payables                               91,264
   -----------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                               1,244,107
   -----------------------------------------------------------------------------------------
NET ASSETS                                                                       $47,953,154
   -----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:

   Distributions in excess of net investment income                              $  (106,053)
   Accumulated net realized loss on securities, forward
     foreign currency contracts and foreign currencies                            (2,205,545)
   Net unrealized depreciation of securities, foreign
     currencies and net other assets                                              (4,704,117)
   Par value of common stock                                                           4,007
   Paid-in capital in excess of par value of common stock                         54,964,862
   -----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $47,953,154
   -----------------------------------------------------------------------------------------
NET ASSET VALUE:
   Net asset value per share
     ($47,953,154 / 4,007,169 shares of common stock
     outstanding)                                                                $     11.97
   -----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.



8

LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $37,223)                       $   748,966
   Interest                                                                          336,594
   -----------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                                         1,085,560
   -----------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                               $ 599,626
   Legal and audit fees                                             108,303
   Administration fee (Note 2)                                      100,000
   Transfer agent fees (Note 2)                                      61,726
   Shareholder reports expense                                       60,318
   Directors' fees and expenses (Note 2)                             57,848
   Amortization of organization costs (Note 5)                       31,686
   Custodian fees (Note 2)                                           19,639
   Other                                                             27,061
   -----------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                  1,066,207
   -----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 19,353
   -----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
   Net realized loss on:
       Securities                                                                 (1,486,193)
       Forward foreign currency contracts                                            (23,215)
       Foreign currencies                                                             (9,440)
   -----------------------------------------------------------------------------------------
   Net realized loss on investments  during the year                              (1,518,848)
   -----------------------------------------------------------------------------------------
  Net change in unrealized appreciation of:
       Securities                                                                  3,929,464
       Forward foreign currency contracts                                                 23
       Foreign currencies and net other assets                                           620
   -----------------------------------------------------------------------------------------
   Net change in unrealized appreciation of investments
     during the year                                                               3,930,107
   -----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                    2,411,259
   -----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $ 2,430,612
   -----------------------------------------------------------------------------------------


                     SEE NOTES TO FINANCIAL STATEMENTS.



                                                                               9



LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR           PERIOD
                                                                    ENDED           ENDED
                                                                   10/31/96       10/31/95*
   -----------------------------------------------------------------------------------------
Net investment income                                            $     19,353    $    840,930
Net realized loss on securities, forward foreign currency
  contracts and foreign currencies during the year                (1,518,848)       (856,690)
Net change in unrealized appreciation/(depreciation) of
  securities, forward foreign currency contracts, foreign
  currencies and net other assets during the year                  3,930,107      (8,634,224)
   -----------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  operations                                                       2,430,612      (8,649,984)
   -----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income            (803,558)        --
Net increase in net assets from Fund share transactions
  (Note 4)                                                           --           55,799,992
Offering costs reimbursed/(charged) to paid-in capital (Note
  4)                                                                  12,575        (936,491)
   -----------------------------------------------------------------------------------------
Net increase in net assets                                         1,639,629      46,213,517
   -----------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                 46,313,525         100,008
   -----------------------------------------------------------------------------------------
End of year (including distributions in excess of net
  investment income/
  undistributed net investment income ($106,053) and
  $710,807, respectively)                                         $47,953,154    $46,313,525
   -----------------------------------------------------------------------------------------

* The Fund commenced operations on November 7, 1994.



                     SEE NOTES TO FINANCIAL STATEMENTS.



10



LATIN AMERICA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.



                                                                     YEAR           PERIOD
                                                                    ENDED           ENDED
                                                                   10/31/96       10/31/95*
   -----------------------------------------------------------------------------------------
Net Asset Value, beginning of year                                 $ 11.56         $ 13.95
   -----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.00#           0.21
  Net realized and unrealized gain/(loss) on investments              0.61           (2.37)
   -----------------------------------------------------------------------------------------
Total from investment operations                                      0.61           (2.16)
   -----------------------------------------------------------------------------------------
Distributions from net investment income                             (0.20)          --
Offering costs reimbursed/(charged) to paid-in capital                0.00#          (0.23)
   -----------------------------------------------------------------------------------------
Net Asset Value, end of year                                       $ 11.97         $ 11.56
   -----------------------------------------------------------------------------------------
Market Value, end of year                                          $  9.75         $  9.50
   -----------------------------------------------------------------------------------------
Total return+                                                         4.49%         (36.67)%
   -----------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                               $47,953         $46,314
  Ratio of operating expenses to average net assets                   2.22%           2.43%**
  Ratio of net investment income to average net assets                0.04%           1.68%**
  Portfolio turnover rate                                               22%              7%
  Average commission rate paid (a)                                 $0.0001           --

-------------
 * The Fund commenced operations on November 7, 1994. Beginning Net Asset Value results from initial offering price of $15.00 per share less commissions and offering expenses of $1.05 per share.
**  Annualized.
 + Total return represents aggregate total return for the period based on market value at period end.
 #  Amount represents less than $0.01 per share.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.



                     SEE NOTES TO FINANCIAL STATEMENTS.



                                                                              11


LATIN AMERICA GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    Latin America Growth Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on June 27, 1994. It is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    Portfolio Valuation: In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value in good faith by, or under procedures established by, the Fund's Board of Directors.

    Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Fund's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of currencies and net other assets. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.



12



LATIN AMERICA GROWTH FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)


    Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts for purposes other than trading in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward foreign currency contracts are valued at the forward rate and are marked-to- market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

    Dividends and Distributions to Shareholders: The Fund intends to distribute annually to shareholders substantially all of its net investment income and to distribute any realized capital gains at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    Federal Income Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    For the year ended October 31, 1996, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized loss to distribution in excess of net investment income in the amount of $32,655.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED
    PARTY TRANSACTIONS

    IDS International Inc. ("IDSI") serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). IDSI provides investment advisory services to the Fund and is responsible for the management of the Fund's portfolio of investments in accordance with the Fund's investment objectives and policies. Under the Advisory Agreement, IDSI is entitled to receive a monthly fee at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

    First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's U.S. Administrator (the "U.S. Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, FDISG is entitled to receive a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets, subject to minimum annual fee of $100,000. FDISG also acts as the Fund's transfer agent, dividend paying agent and registrar.

    The Fund is required under the laws of Brazil, Chile and Colombia to appoint a local administrator in connection with the Fund's investments in each such country. Banco Geral, Boston Inversiones Servicios, and Fiducomerico act as local administrators for the Fund in Brazil, Chile and Colombia, respectively, pursuant to arrangements established by Boston Safe Deposit and Trust Company ("Boston Safe"), the Fund's custodian.



                                                                              13


LATIN AMERICA GROWTH FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)


    Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian and may employ sub-custodians outside of the United States.

    The Toyo  Trust  and  Banking  Company,  Limited  4-3,  Marunouchi  1-chome,
Chiyoda-ku, Tokyo, Japan, serves as the Fund's dividend paying agent and shareholder servicing agent for the Fund's common stock that is beneficially owned by investors in Japan.

No officer, director, or employee of IDSI, FDISG or any parent or subsidiary of those corporations receives any compensation from the Fund for serving as a director or officer of the Fund. The Fund pays each director who is not a director, an officer or employee of IDSI, FDISG or any of their affiliates $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

    Cost  of  purchases  and  proceeds  from  sales  of  securities,   excluding
short-term investments, for the year ended October 31, 1996, aggregated $13,185,044 and $9,299,267, respectively.

    At October 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $4,991,777 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,694,908.

4. SHARES OF CAPITAL STOCK

    The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). For the year ended October 31, 1996, there were no share transactions. Transactions in shares outstanding for the Fund were as follows:



                                                                    SHARES          AMOUNT
----------------------------------------------------------------------------------------------
October 26, 1994*                                                     7,169      $   100,008
Initial issuance of shares in public offering**                   4,000,000       55,799,992
----------------------------------------------------------------------------------------------
Total increase***                                                 4,007,169      $55,900,000
----------------------------------------------------------------------------------------------

  * On October 26, 1994, the Fund sold a total of 7,169 shares to Lehman Brothers Inc. and proceeds to the Fund amounted to $100,008.

 ** The Fund commenced operations on November 7, 1994.

*** Offering costs of $936,491 were charged to paid-in capital connection with the offering of the Fund's shares during the period ended October 31, 1995. Underwriting discounts and commissions paid directly to Lehman Brothers Inc. and other underwriters amounted to $4,200,000. For the year ended October 31, 1996, the Fund was reimbursed $12,575 of the original offering costs of $936,491.

5. ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization and offering, including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.



14



LATIN AMERICA GROWTH FUND, INC.


NOTES TO FINANCIAL STATEMENTS (continued)


6. ANTIDISCOUNT MEASURES

    If, at any time after the second year following the initial offering of the Fund's shares of Common Stock, shares of the Fund's Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to reduce the discount. These actions may include periodic repurchases of shares, tender offers to purchase shares from all stockholders at net asset value or recommending to shareholders conversion to an open-end investment company. No assurance can be given that the Fund's Board of Directors will convert to an open-end investment company or that repurchases or tender offers will be made or that if made, they will reduce or eliminate market discount. The Board regularly considers means to reduce the discount, including more radical approaches such as recommending to shareholders that the Fund convert to open-end status.

7. NON-U.S. SECURITIES

    At October 31, 1996, 92.8% of the Fund's net assets were invested in Latin American securities. There are significant differences between Latin American and U.S. securities markets, including, among others, greater price volatility, less liquidity, smaller market capitalization and less government supervision and regulation in the Latin American securities markets. Consequently, acquisitions and dispositions by the Fund of securities in these markets may be inhibited.

8. CAPITAL LOSS CARRYFORWARD

    At October 31, 1996, the Fund had available for Federal tax purposes unused capital losses of $719,350 and $1,486,195 expiring on October 31, 2003 and October 31, 2004, respectively, which can be used to offset future net capital gains. Quarterly Results of Operations (Unaudited)



--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

-----------------------------------------------------------------------------------------------------
                                                                            NET INCREASE/(DECREASE)
                          NET INVESTMENT     NET REALIZED AND UNREALIZED         IN NET ASSETS
                            INCOME/LOSS       GAIN/(LOSS) ON INVESTMENTS   RESULTING FROM OPERATIONS
                         TOTAL                  TOTAL                         TOTAL
QUARTER ENDED            (000)   PER SHARE      (000)        PER SHARE        (000)       PER SHARE
-----------------------------------------------------------------------------------------------------

FISCAL YEAR 1995
January 31, 1995*        $ 264     $ 0.07      $(3,381)        $(0.85)       $(3,117)      $(0.78)
April 30, 1995             379       0.09         (824)         (0.20)          (445)       (0.11)
July 31, 1995              170       0.04         (523)         (0.13)          (353)       (0.09)
October 31, 1995            28       0.01       (4,763)         (1.19)        (4,735)       (1.18)
-----------------------------------------------------------------------------------------------------
 TOTAL                     841       0.21       (9,491)         (2.37)        (8,650)       (2.16)
-----------------------------------------------------------------------------------------------------
FISCAL YEAR 1996
January 31, 1996            (2)     (0.00)       3,276           0.82          3,274         0.82
April 30, 1996              52       0.01         (730)         (0.18)          (678)       (0.17)
July 31, 1996               (7)     (0.00)         405           0.10            398         0.10
October 31, 1996           (24)     (0.01)        (540)         (0.13)          (564)       (0.14)
-----------------------------------------------------------------------------------------------------
 TOTAL                      19       0.00        2,411           0.61          2,430        0.61
-----------------------------------------------------------------------------------------------------

 * For the period November 7, 1994 through January 31, 1995.



                                                                              15


LATIN AMERICA GROWTH FUND, INC.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Directors of Latin America Growth Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Latin America Growth Fund, Inc., including the schedule of portfolio investments, as of October 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from November 7, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Latin America Growth Fund, Inc., at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from November 7, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.





                                           /s/ ERNST & YOUNG LLP





Boston, Massachusetts
December 6, 1996



16


LATIN AMERICA GROWTH FUND, INC.

ADDITIONAL INFORMATION (unaudited)

DIVIDEND REINVESTMENT PLAN

    The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by First Data Investor Services Group, Inc. ("FDISG"), (the "Plan Agent") in Fund shares pursuant to the Plan unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by FDISG, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net assets per share on that date, the Fund will issue new shares to participants at net asset value, provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, for the participant's accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions made by the participant.



                                                                              17


LATIN AMERICA GROWTH FUND, INC.

ADDITIONAL INFORMATION (unaudited)(continued)


Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

    The receipt of dividends and distributions under the Plan will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least thirty days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules of policies of a regulatory authority) only by at least thirty days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

RESULTS OF SHAREHOLDER MEETING

    On February 12, 1996, the Fund held an Annual Meeting of Shareholders to consider (1) the election of five directors and (2) the ratification of the selection of Ernst & Young LLP as independent auditors. The results of each proposal are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS

                       NAME                      FOR          AGAINST
                       ----                      ---          -------
         Peter L. Lamaison                   3,254,359        75,360
         Philip H. Didriksen, Jr.             3,256,939        72,780
         Rodman L. Drake                      3,255,759        73,960
         Kathleen C. McClave                  3,253,659        76,060
         Peer Pederson                        3,255,059        74,660


PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS



         Voted:
         FOR                                                 3,306,845
         AGAINST                                                14,379
         ABSTAIN                                                 8,495

ELECTION OF NEW OFFICERS

    On November 13, 1996, the Fund held a meeting of the Board of Directors to consider the election of two officers. The results are as follows:

                    William Westhoff          President
                    Christine P. Ritch        Secretary



18




                      LATIN AMERICA GROWTH FUND, INC.
                            One Exchange Place
                             Boston, MA 02109
   DIRECTORS AND OFFICERS                             INVESTMENT ADVISER
      Peter L. Lamaison                             IDS International Inc.
    Chairman of the Board                         11th Floor Dashwood House
      William Westhoff                               69 Old Broad Street
          President                                    London EC2M 1QS
  Philip H. Didriksen, Jr.                              United Kingdom
          Director                                   INFORMATION NUMBERS
       Rodman L. Drake                                  1-800-310-8239
          Director                                      1-612-671-2334
     Kathleen C. McClave                              ADMINISTRATOR AND
          Director                                      TRANSFER AGENT
        Peer Pedersen                            First Data Investor Services
          Director                                       Group, Inc.
          Ian King                                    One Exchange Place
       Vice President                               Boston, MA 02109-2873
   and Investment Officer                         SHAREHOLDER SERVICE NUMBER
  Christine P. Ritch, Esq.                              1-800-331-1710
          Secretary                                  INDEPENDENT AUDITORS
       Michael Kardok                                 Ernst & Young LLP
          Treasurer                                  200 Clarendon Street
        FUND COUNSEL                                   Boston, MA 02116
Shereff, Friedman, Hoffman &                              CUSTODIAN
           Goodman                               Boston Safe Deposit & Trust
      919 Third Avenue                                     Company
     New York, NY 10022                                One Boston Place
                                                       Boston, MA 02108